Exhibit 99.1

For Immediate Release	Contact:
Claire M. Chadwick
Executive Vice President and
Chief Financial Officer
630 Godwin Avenue
Midland Park, NJ 07432
P: 201.444.7100

PRESS RELEASE

STEWARDSHIP FINANCIAL CORPORATION

AND COLUMBIA FINANCIAL, INC.

RECEIVE REGULATORY APPROVALS FOR MERGER

Midland Park, NJ – October 21, 2019 - Stewardship Financial Corporation (Nasdaq:SSFN) (the “Company”), parent company of Atlantic Stewardship Bank, today announced that that the Company and Columbia Financial, Inc. (“Columbia”) have received the requisite regulatory approvals from the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the New Jersey Department of Banking and Insurance necessary to complete Columbia’s acquisition of the Company and the related merger of Atlantic Stewardship Bank with and into Columbia Bank.

The transaction is expected to close on November 1, 2019 and is subject to customary closing conditions. Until the transaction closing date, each institution will continue serving customers and daily operations will remain as usual.

About Stewardship Financial Corporation

Stewardship Financial Corporation is a one-bank holding company, incorporated under the laws of the State of New Jersey in January of 1995, which serves as a holding company for Atlantic Stewardship Bank. Stewardship’s primary business is the ownership and supervision of Atlantic Stewardship Bank.

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Press Release - Midland Park NJ
Stewardship Financial Corporation (continued)	October 21, 2019

Stewardship, through Atlantic Stewardship Bank conducts commercial banking business and offers services including personal and business checking accounts, time deposits, money market accounts and regular savings accounts. Stewardship manages its business through its main office located at 630 Godwin Avenue, Midland Park, New Jersey, and through its twelve branch offices in Midland Park, Hawthorne, Montville, Morristown, North Haledon, Pequannock, Ridgewood, Waldwick, Wayne (2), Westwood and Wyckoff, New Jersey. The Bank is known for tithing 10% of its pre-tax profits to Christian and local charities. To date, the Bank’s tithe donations total over $12 million. We invite you to visit our website at www.ASBnow.bank for additional information.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Corporation’s management and are subject to significant risks and uncertainties.

Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: (i) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise; (ii) the interest rate environment may further compress margins and adversely affect new interest income; (iii) the risks associated with continued diversification of assets and adverse changes to credit quality; and (iv) changes in legislation, regulations and policies. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Stewardship’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Stewardship or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Stewardship does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

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